Schedule of Investments (a) (unaudited)

December 31, 2022

Corporate Bonds & Notes - 69.21%
Name of Issuer	Principal	Value
Auto Manufacturers - 5.31%
Cooper-Standard Automotive, Inc., 13%, 6/01/24 (c)	5,000,000	5,200,000
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	2,000,000	1,950,572
		7,150,572

Building Products - 6.23%
Builders Firstsource, Inc., 4.25%, 2/01/32 (c)	5,000,000	4,058,055
Louisiana Pacific Corp., 3.625%, 3/15/29 (c)	5,000,000	4,319,230
		8,377,285

Chemicals - 3.66%
WR Grace Holdings LLC, 5.625%, 10/01/24 (c)	5,000,000	4,925,000

Coal - 1.07%
Westmoreland Mining Holdings LLC, PIK 15%, 3/15/29 (d)	2,212,511	1,438,132

Drug Stores - 0.40%
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	541,223

Energy/Natural Resources - 4.21%
CNX Resources, Inc., 7.25%, 3/14/27 (c)	919,000	912,108
Range Resources Corp., 4.875%, 5/15/25	5,000,000	4,749,505
		5,661,613

Food Processing - 3.60%
Pilgrims Pride Corp., 5.875%, 9/30/27 (c)	5,000,000	4,849,880

Homebuilders - 3.61%
KB Home, 7.25%, 7/15/30	5,000,000	4,858,450

Industrial Servicing / Manufacturing - 4.93%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	500,000	473,750
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 8/01/27 (c)	5,500,000	5,513,750
Fortress Transportation and Infrastructure Investors LLC, 5.5%, 5/01/28 (c)	750,000	639,833
		6,627,333

Metals & Mining - 3.31%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,455,000

Oil & Gas Drilling - 5.47%
Parker Drilling Co., 13% (11% cash, 2% PIK), 3/26/24 (d)	2,672,031	2,605,230
Tidewater, Inc., 8.5%, 11/16/26	4,700,000	4,747,000
		7,352,230
Real Estate - 2.75%
Five Point Operating Co. LP, 7.875%, 11/15/25 (c)	4,395,000	3,694,529

Retail Food Chains - 4.3%
Brinker International, Inc., 5%, 10/01/24 (c)	6,000,000	5,783,346

Retail General - 3.76%
G-III Apparel Group LTD, 7.875%, 8/15/25 (c)	5,430,000	5,064,572

Technology - 3.19%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	821,940
Iron Mountain, Inc., 5.625%, 7/15/32 (c)	4,000,000	3,466,464
		4,288,404

Tobacco - 10.02%
Pyxus Holdings, Inc., 10%, 8/24/24	10,845,675	8,513,855
Vector Group LTD, 10.5%, 11/01/26 (c)	5,000,000	4,963,550
		13,477,405

Wireless Telecom - 3.39%
Altice France SA, 8.125%, 2/01/27 (c)	5,000,000	4,554,400

Total Corporate Bonds & Notes — (cost -$101,162,433)		$93,099,374

GDP-Linked Bonds - 0.11%

Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of	$34,386,574	$146,143
Argentina's GDP), 12/15/35 (e)
Total GDP-Linked Bonds — (cost—$1,423,421)		$146,143

Common Stock - 10.91%	Number of
Name of issuer	Shares	Value
Chemicals - 2.61%
Ingevity Corp. (e)	602	$42,405
NL Industries, Inc.	510,200	3,474,462
		3,516,867

Coal - 0.00%
Westmoreland Mining Holding, LLC, Class A Units (d) (e)	22,606	0

Electrical Utility - 0.00%
Homer City Holdings, LLC (d) (e)	221,338	0

Energy / Natural Resources - 0.61%
SilverBow Resources, Inc. (e)	5,058	143,040
Talos Energy, Inc. (e)	35,718	674,356
		817,396

Food Processing - 1.95%
Viskase Cos., Inc. (e)	3,052,635	2,625,266

Metals & Mining - 4.82%
American Gilsonite (b) (d) (e)	1,597,765	5,162,538
Metals Recovery Holdings, LLC (b) (d) (e)	21,539	1,316,701
Ormet Corp. (e)	372,638	-
		6,479,239

Oil & Gas Drilling - 0.74%
Key Energy Services, Inc. (e)	129	13
Parker Drilling Co. (e)	140,471	997,344
		997,357

Packaging & Container - 0.09%
Westrock Co.	3,626	127,490

Transportation - 0.09%
Getlink SA (France) (e)	7,349	117,878

Total Common Stock — (cost—$46,990,662)		$14,681,493

Preferred Stock - 7.08%	Number of
Name of issuer	Shares	Value
Pipeline - 7.08%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$9,526,000
Total Preferred Stock — (cost—$10,441,640)		$9,526,000

Repurchase Agreement - 12.32%

Name of Issuer	Principal	Value
State Street Bank & Trust Co. 1.28% dated 12/30/2022, to be repurchased at $16,567,214 on 1/03/2023 (f)
Total Repurchase Agreement - (cost - $16,564,858)	$16,564,858	$16,564,858

Total Investments - 99.63% (cost—$176,583,014)		$134,017,868

Net Other Assets and Liabilities - 0.37%		498,798

Net Assets - 100%		$134,516,666

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)	Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of December 31, 2022 was $6,479,239 which represents 4.82% of total net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $59,781,630 which represents 44.44% of total net assets. These securities are generally deemed liquid.
(d)	All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of December 31, 2022 was $10,522,601 which represents 7.82% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/2/17 - 8/26/21	$9,640,360
Metals Recovery Holdings, LLC	9/30/2016 - 12/10/2019	$4,906,223
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. 13%	3/26/24 3/27/2019	$2,485,714
Westmoreland Mining Holdings Co. 15%	3/15/29 3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(e)	Non-income producing security.
(f)	Acquired on December 30, 2022. Collateralized by $16,564,882 of US Treasury Bonds due 2/15/2050. The maturity value is $16,567,214.

PIK Payment in Kind

FRN Floating Rate Note - rates reflected are as of December 31, 2022

PFD Preferred Security

Investment Valuation

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs including the Trust's own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company's financial statements or other documents.

The following table summarized the Trust's investment as of December 31, 2022, based on the inputs used to value them.

				Total as of
	Level 1	Level 2	Level 3	12/31/2022
Corporate Bonds, Loans & Notes	$-	$93,099,374	$-	$93,099,374
Common Stock	8,084,376	117,878	6,479,239	14,681,493
Preferred Stock	9,526,000	-	-	9,526,000
GDP Linked Bonds	-	146,143	-	146,143
Repurchase Agreement	-	16,564,858	-	16,564,858
	$17,610,376	$109,928,253	$6,479,239	$134,017,868

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. The Trust recognizes transfers between the levels at the end of each period. For the period ended December 31, 2022, there were no transfers among levels 1, 2 and 3.

At December 31, 2022, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

		Totals
	Common Stock	as of 12/31/22

Beginning Balance @ 9/30/22	$6,872,445	$6,872,445

Purchases / PIK Interest	-	-

Sales	(360,407)	(360,407)

Realized Gain(Loss)	(949,884)	(949,884)

Net Change in Unrealized
Appreciation/(Depreciation)	917,085	917,085

Ending Balance @ 12/31/2022	$6,479,239	$6,479,239

Change in Unrealized
Gain / (Loss) for Positions Still
Held at December 31, 2022

Common Stock	(32,799)
Totals	$(32,799)

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also required additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3. The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of December 31, 2022:

Significant
			Valuation	Unobservable
Investment Type	Fair Value	Technique	Inputs	Range	Increase in Input (1)
Common Stock
Metals & Mining	$5,162,538	Market	Forward	6.4x - 8.6x	Increase
		Comparable (2)	EBITDA
Multiple

Metals & Mining	$1,316,701	Market
		Transaction (3)	N/A	N/A	N/A

		Market	EBITDA	2.4x - 7.1x	Increase
		Comparable (2)	Multiple
$6,479,239

(1) This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2) Earnings multiples are based on comparable public companies and transactions of comparable companies.

(3) Certain of the Trust's Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Trust including third-party transactions and quotations.

For additional information on the Trust's policy regarding valuation of investments and other significant accounting policies, please refer to the Trust's most recent semiannual or annual shareholder report.